UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 3, 2009

Green Plains Renewable Energy, Inc.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

333-121321	84-1652107
(Commission file number)	(IRS employer identification no.)

9420 Underwood Ave., Suite 100, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .. Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2009, Wayne Hoovestol resigned from his position as Chief Strategy Officer. Mr. Hoovestol will continue to serve as Chairman of the Board of Directors for Green Plains Renewable Energy Inc. (the “Company”).  Mr. Hoovestol is expected to provide ongoing consulting services to the Company as requested in the future, on terms to be negotiated.

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Item 8.01. Other Events.

On November 3, 2009, the Company announced the appointment of Michelle Mapes to serve as its Executive Vice President – General Counsel and Corporate Secretary beginning effective immediately.  Ms. Mapes joined the Company in September 2009 as its General Counsel.

The news release announcing the appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	News Release, dated November 6, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2009	Green Plains Renewable Energy, Inc. By: /s/ Todd A. Becker Todd A. Becker President & Chief Executive Officer

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